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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 09, 2001

                          HOMETOWN AUTO RETAILERS, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                  000-24669                   06-1501703
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  (State or other           (Commission File       (IRS Employer Identification
  jurisdiction of                 Number)                       No.)
  incorporation)

                              774 Straits Turnpike
                               Watertown, CT 06795
                               -------------------
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (860) 945-4900

                                       NA
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          (Former name or former address, if changed since last report)

Item 5: Other Events

      On February 9, 2001 Hometown Auto Retailers issued the press release attached hereto as Exhibit 99.1.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibit
             Number                   Description
             ------                   -----------

             99.1                 Press Release, dated February 9, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Hometown Auto Retailers, Inc.


                                      By:   /s/ Corey Shaker
                                         ---------------------------------------
                                         Corey Shaker, President and Chief
                                          Executive Officer

Dated: February 09, 2001